                                                                    Exhibit 4.3

                                 [CERTIFICATE]

This certificate entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and the Rights Agent. See reverse of this certificate.

                              BIOVERIS CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                      THIS CERTIFICATE IS TRANSFERABLE IN
                          CANTON, MA, JERSEY CITY, NJ
                               OR IN NEW YORK, NY

  [NUMBER ART]                                             [SHARES ART]
       BV
  COMMON STOCK                                           CUSIP 090676 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT



IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                              BIOVERIS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of the duly authorized officers of the Corporation.


Dated:       FOR POSITION ONLY                             FOR POSITION ONLY
            /s/ George Migausky                       /s/ Samuel J. Wohlstadter
                Secretary                               Chief Executive Officer



                          COUNTERSIGNED AND REGISTERED:
                               EquiServe Trust Company, N.A.

                          BY                        TRANSFER AGENT
                                                    AND REGISTRAR

                                  /s/ Stephen Cesso

                                                 AUTHORIZED OFFICER

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS
(THE "RIGHTS") AS SET FORTH IN A RIGHTS AGREEMENT DATED AS OF          , 2003
(AS IT MAY BE AMENDED FROM TIME TO TIME, THE "RIGHTS AGREEMENT"), BETWEEN BIOVERIS CORPORATION (THE "CORPORATION") AND EQUISERVE TRUST COMPANY, N.A., AS RIGHTS AGENT (THE "RIGHTS AGENT"), THE TERMS OF WHICH (INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON THE TRANSFER OF SUCH RIGHTS) ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS SHALL BE EVIDENCED BY SEPARATE CERTIFICATES AND SHALL NO LONGER BE EVIDENCED BY THE CERTIFICATE. THE CORPORATION SHALL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR AFFILIATES AND ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF ARE NULL AND VOID AND ARE NO LONGER TRANSFERABLE.

                              BIOVERIS CORPORATION

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any shareholder of the Corporation upon request and without charge form the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM -- as tenants in common               UNIF GIFT MIN ACT --          Custodian
  TEN ENT -- as tenants by the entireties                           ----------          -----------
  JT TEN  -- as joint tenants with right of                            (Cust)               (Minor)
             survivorship and not as tenants                      under Uniform Gifts to Minors
             in common                                            Act
                                                                      ---------------------------
                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

For value received,              hereby sell, assign and transfer unto
                    ------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

----------------------------------------------------------------------- shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:                                  Signature:

                                        ---------------------------------------
                                        Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                        Signature guaranteed:

                                        ---------------------------------------

                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.